EXHIBIT 10.4

                                SECOND AMENDMENT


         THIS SECOND AMENDMENT (this "Amendment") dated as of November 12, 1999 is among UNITED ROAD SERVICES, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), as agent (in such capacity, the "Agent").

                               W I T N E S E T H:

         WHEREAS, the Company, various financial institutions and the Agent are parties to an Amended and Restated Credit Agreement dated as of November 2, 1998 (the "Credit Agreement" and, as amended and modified by this Amendment, the "Amended Credit Agreement");

         WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter provided; and

         WHEREAS, the Company desires to reduce the Commitment Amount under and as defined in the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Defined Terms. Terms used in this Amendment which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein.

SECTION 2 Amendments to Credit Agreement. The Credit Agreement is amended as set forth below in this Section 2

         2.1 Amendment to Definition of Base Rate Margin. The definition of Base Rate Margin is amended in its entirety to read as follows:

                           "Base Rate Margin means a rate per annum determined
                  in accordance with Schedule 1.1A, provided that, upon the request of the Required Banks, the Base Rate Margin shall be equal to 1% beginning on the date of effectiveness of the Second Amendment to this Agreement and continuing through February 29, 2000 (or such earlier date as the Required Banks may agree)."
         2.2 Addition of Reporting Requirement. Section 10 shall be amended by adding the following subsection 10.1.12 and renumbering the existing subsection
10.1.12 as 10.1.13:


                             "10.1.12 Monthly EBITDA Report. The Company shall
                  furnish to the Agent promptly when available and in any event within 30 days after the end of each month a calculation in reasonable detail of EBITDA for such month."

         2.3 Addition of Financial Covenant. Subsection 10.6 is amended by inserting the following subsection 10.6.7 at the end thereof:

                           "10.6.7 Minimum EBITDA. Not permit EBITDA for any
                  period set forth below plus (i) bonuses paid to Gerald R. Riordan in an aggregate amount not exceeding $100,000, (ii) the charge-off of certain deferred financing costs in an aggregate amount not exceeding $320,000 and (iii) payments to Kibel Green for consulting services, not exceeding $200,000 per month, in each case to the extent deducted in determining EBITDA for such period, to be less than the applicable amount set forth below for such period:

                  Period                                      Minimum EBITDA
                  ------                                      --------------

                  10/1/99 - 10/31/99                          $1,700,000
                  10/1/99 - 11/30/99                           3,400,000
                  10/1/99 - 12/31/99                           5,100,000
                  10/1/99 - 1/31/00                   7,000,000."

         2.4 Amendment of Mergers, Consolidations, Sales Covenant. Clause
(c)(3)(i)(y) of subsection 10.10 is amended in its entirety to read as follows:

                           "(y) no cash consideration is to be paid by the
                  Company and its Subsidiaries in connection therewith"

         2.5 Amendment to Advances and Other Investments Covenant. Clause (i) of subsection 10.20 is amended by deleting the amount $2,500,000 therein and replacing $1,500,000 therefor.

         2.6 Addition of Covenant. Section 10 is amended by inserting the following subsection 10.25 at the end thereof:


                           "10.25 Operating Leases. Not and not permit any
                  Subsidiary to, incur or assume any liability for rental payments under any lease (including any lease resulting from a sale and leaseback transaction, but excluding any Capital Lease) if, after giving effect thereto, the aggregate amount of all payments under such leases in Fiscal Year 1999 would exceed $8,600,000."

         2.7 Amendment to Change in Control. Clause (d) of subsection 12.1.11 is amended by deleting the word "all" and replacing it with "any two".

         2.8 Amendment to Schedule of Key Executive Officers. Schedule 12.1.11A to the Credit Agreement is amended to read in its entirety as set forth in
Schedule 12.1.11A to this Agreement.

         2.9 Amendment to Schedule of Key Directors. Schedule 12.1.11B to the Credit Agreement is amended to read in its entirety as set forth in Schedule 12.1.11B to this Agreement.

         SECTION 3. Waiver; Limitation on Outstandings. Effective as of September 30, 1999 (but subject to the occurrence of the Amendment Effective
Date), the Required Banks hereby waive through February 29, 2000 the Company's non-compliance with Sections 10.6.1 and 10.6.5 of the Credit Agreement so long as the Consolidated Net Income for the Fiscal Quarter ending September 30, 1999 is not less than ($3,687,000). In consideration of such waiver, the Company (a) acknowledges that upon the expiration of such waiver (unless a new waiver or an amendment has been agreed to by the Required Banks) an immediate Event of Default shall exist under the Credit Agreement; and (b) agrees that, unless the Required Banks otherwise consent the aggregate outstanding principal amount of all Loans plus the Stated Amount of all Letters of Credit shall not at any time exceed from the date hereof through December 31, 1999 $58,000,000 and $55,000,000 after January 1, 2000.

         SECTION 4. Conditions Precedent. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which all of the following conditions shall have been satisfied:

         4.1 Receipt of Documents. The Agent shall have received all of the following, each duly executed and dated a date acceptable to, and otherwise in form and substance satisfactory to, the Agent, and in sufficient number of signed counterparts to provide one for each Bank:

                  (a) Amendment. Counterpart originals of this Amendment executed by the Company, the Required Banks and the Agent. For purposes of this clause (a), a facsimile executed copy shall be treated as an original.

                  (b) Certificates A certificate of the secretary or an assistant secretary of the Company, substantially in the form of Exhibit A to this Amendment, and a certificate of the President, the Chief Financial Officer or the Vice President, Finance of the Company, substantially in the form of Exhibit B to this Amendment.

                  (c) Opinion. An opinion of counsel to the Company in form and substance satisfactory to the Agent.

                  (d) Confirmation. A Confirmation substantially in the form of Exhibit C to this Amendment.

                  (e) Other. Such other documents as the Agent or any Bank may reasonably request.

         4.2 No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing (other than any such event which is waived hereby).

         4.3 Amendment Fee. For the account of each Bank which has executed and delivered a counterpart hereof to the Agent by noon (Chicago time) on November 15, 1999, an amendment fee equal to 0.10% of the Commitment of such Bank after giving effect to the reduction of the Commitment Amount set forth in Section
5.10 (it being understood that the Agent shall distribute such fee to each Bank promptly upon receipt thereof).

SECTION 5  Miscellaneous.

         5.1 Pricing. The Required Banks request that the Base Rate Margin be 1% as of the Amendment Effective Date through February 29, 2000.

         5.2 Warranties. In order to induce the Banks to enter into this Amendment, the Company hereby warrants to the Agent and each Bank that, as of the date of the execution of this Amendment by the Company, the warranties of the Company contained in the Credit Agreement are true and correct as if made on such date.

         5.3 Appointment of Key Director and Key Executive. The Required Banks hereby acknowledge and, for purposes of Section 12.1.11 of the Credit Agreement, approve the appointment of Gerald R. Riordan to the Board of Directors of the Company and as Chief Executive Officer to the Company.

         5.4 Expenses. The Company agrees to pay on demand all costs and expenses of the Agent (including fees, charges and expenses of counsel for the Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

         5.5 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

         5.6 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         5.7 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         5.8 Continuing Effectiveness. Except as herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

         5.9 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties hereto and the successors and assigns of the Agent and the Banks.

         5.10 Waiver of Notice of Commitment Reduction. The Company has requested a permanent reduction in the Commitment Amount to $65,000,000 pursuant to Section 6.1.1 of the Credit Agreement. The Required Banks hereby waive the five day notice requirement set forth in such Section 6.1.1, and the Company and the Required Banks agree that such reduction shall become effective immediately upon the effectiveness of this Amendment.

         Delivered at Chicago, Illinois, as of the day and year first above written.

                                               UNITED ROAD SERVICES, INC.


                                               By:
                                               Its:


                                               BANK OF AMERICA, N.A., as Agent


                                               By:
                                               Its:


                                               BANK OF AMERICA, N.A., as Issuing
                                               Bank, Swing Line Bank and as a
                                               Bank


                                               By:
                                               Its:


                                               BANKBOSTON, N.A.


                                               By:
                                               Its:


                                               COMERICA BANK


                                               By:
                                               Its:


                                               FLEET NATIONAL BANK


                                               By:
                                               Its:



                                               THE CHASE MANHATTAN BANK


                                               By:
                                               Its:

                                SCHEDULE 12.1.11A

                                 KEY EXECUTIVES

Name                                           Current Office(s)
----                                           -----------------

Richard A. Molyneux                            Chairman of the Board
Gerald R. Riordan                              Chief Executive Officer

                                SCHEDULE 12.1.11B

                                  KEY DIRECTORS

                               Richard A. Molyneux
                                Gerald R. Riordan
                               Edward W. Morawski
                                Mark J. Henninger
                                  Todd Q. Smart

                                    EXHIBIT A
                                    ---------

                           United Road Services, Inc.

                       [Assistant] Secretary's Certificate
                       -----------------------------------

To:      The Banks and the Agent
         parties to the Amendment
         referenced below

         This Certificate is being furnished pursuant to Section 3.1 of the First Amendment (the "Amendment") dated as of November __, 1999 among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent"), which amends the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Company, various financial institutions and the Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Amendment.

         The undersigned, ____________________, [Assistant] Secretary of the Company, hereby certifies on behalf of the Company that attached hereto as Attachment 1 are true and correct copies of certain resolutions which were duly adopted by the Board of Directors of the Company as of __________, 1999; such resolutions have not been rescinded or amended and are in full force and effect on and as of the date hereof and, except for such resolutions, there is no other corporate action, consent or governmental or regulatory approval required for the execution and delivery of the Amendment.


         IN WITNESS WHEREOF, I have executed this Certificate on this ____ day of November, 1999.

                                                 UNITED ROAD SERVICES, INC.


                                                 By:
                                                 Name:
                                                 Title:  [Assistant] Secretary

                                  ATTACHMENT 1

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                          OF UNITED ROAD SERVICES, INC.


         WHEREAS, there has been presented to this Board of Directors a form of First Amendment (the "Amendment") among UNITED ROAD SERVICES, INC. (this "Corporation"), various financial institutions and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent (in such capacity, the "Agent"), providing for the amendment of the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Corporation, various financial institutions and the Agent (the "Credit Agreement"); capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Amendment;

         WHEREAS, it is contemplated that certain officers of this Corporation shall be required to execute the Amendment and various other agreements, instruments or documents contemplated by the Amendment or requested by the Agent or any Bank;

         NOW, THEREFORE, BE IT RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer and any Vice President of this Corporation be, and each of them acting alone is, hereby authorized to execute and deliver, in the name and on behalf of this Corporation, (i) the Amendment, substantially in the form presented to this Board of Directors, and (ii) any and all other agreements, instruments or documents contemplated by the Amendment or requested by the Agent or any Bank; this authorization to execute and deliver the foregoing encompasses the authorization to make such changes, additions and deletions as to any or all of the terms and provisions of any or all of the foregoing agreements, instruments and documents as the officer executing the same shall approve (hereinafter, as so executed and delivered and as any or all of the foregoing agreements, instruments and documents may at any time be amended or otherwise modified, sometimes called the "Agreements"); and the execution and delivery of each of the Agreements by such officer shall be conclusive evidence of the approval thereof on behalf of this Corporation by such officer and by this Board of Directors;

         FURTHER RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer and any Vice President of this Corporation be, and each of them acting alone is, hereby authorized to cause this Corporation to borrow funds under the Credit Agreement as amended by the Amendment;

         FURTHER RESOLVED, that each and every officer of this Corporation be, and each of them acting alone is, hereby authorized, from time to time, in the name and on behalf of this Corporation, to take such actions and to execute and deliver such certificates, instruments, notices and documents as may be required or as such officer may deem necessary, advisable or proper in order to carry out and perform the obligations of this Corporation under the Credit Agreement, as amended by the Amendment, or any other instrument, document or agreement executed pursuant to any of the foregoing; all such certificates, instruments, notices, documents and agreements to be executed and delivered in such form as the officer performing or executing the same may approve, and the performance or execution thereof by such officer shall be conclusive evidence of the approval thereof by such officer and by this Board of Directors;

         FURTHER RESOLVED, that the Secretary and/or Assistant Secretary of this Corporation is hereby directed to file the drafts of each of the Agreements which have been presented to the members of the Board of Directors with the official records of this Corporation; and

         FURTHER RESOLVED, that the Chairman of the Board, the President, the Chief Financial Officer, any Vice President, the Secretary or any Assistant Secretary of this Corporation be, and each of them acting alone is, hereby authorized to certify and deliver to the Agent or other persons a true copy of the foregoing resolutions.

                                    EXHIBIT B
                                    ---------


                           UNITED ROAD SERVICES, INC.

                              Officer's Certificate
                              ---------------------

To:      The Banks and the Agent
         parties to the Amendment
         referenced below

         This Certificate is being furnished pursuant to Section 3.1 of the Second Amendment (the "Amendment") dated as of November __, 1999 among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent"), which amends the Amended and Restated Credit Agreement dated as of November 2, 1998 among the Company, various financial institutions and the Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement as amended by the Amendment.

         The undersigned, _______________, _________________ of the Company,
hereby certifies on behalf of the Company that:

         1. The representations and warranties on the part of the Company contained in the Credit Agreement as amended by the Amendment are true and correct at and as of the date hereof as though made on and as of the date hereof.

         2. As of the date hereof, no Event of Default or Unmatured Event of Default exists.

         IN WITNESS WHEREOF, I have executed this Certificate on this ____ day of November, 1999.


                                           UNITED ROAD SERVICES, INC.




                                           By: _________________________________
                                           Name:
                                           Title:

                                    EXHIBIT C

                                  CONFIRMATION

                          Dated as of November 12, 1999


To:      Bank of America National Trust
         and Savings Association, as
         Agent, and the Banks which are
         parties to the Amended and Restated
         Credit Agreement referred to below

         Please refer to (a) the Amended and Restated Credit Agreement dated as of November 2, 1998 (the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions (the "Banks") and Bank of America National Trust and Savings Association, as Agent; (b) the Second Amendment dated as of November 12, 1999 (the "Second Amendment") to the Credit Agreement; (c) the Security Agreement dated as of June 16, 1998 (the "Security Agreement") among the Company, various Subsidiaries of the Company and the Agent; (d) the Guaranty dated as of June 16, 1998 (the "Guaranty") executed by various Subsidiaries of the Company in favor of the Banks and the Agent; and (e) the Company Pledge Agreement dated as of June 16, 1998 (the "Company Pledge Agreement") between the Company and the Agent. Each document referred to in items (c) through (e) above, as amended hereby, is called a "Credit Document". Capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Credit Agreement.

         Each of the undersigned (i) confirms to the Banks and the Agent that
(a) each Credit Document to which such undersigned is a party continues in full force and effect on and after the date hereof, as amended hereby, and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, and (b) the obligations and liabilities guaranteed or secured (as applicable) under each Credit Document include, without limitation, the obligations and liabilities of the Company under the Credit Agreement as amended by the First Amendment; and (ii) agrees that each reference in each Credit Document to the "Credit Agreement" or any similar term shall, after the date hereof, be deemed to be a reference to the Credit Agreement as amended by the Second Amendment.

         IN WITNESS WHEREOF, this Confirmation has been duly executed as of the day and year first above written.


                                    UNITED ROAD SERVICES, INC.


                                    By:
                                    Title:


                                    CITY TOWING, INC. d/b/a QUALITY TOWING


                                    By:
                                    Title:


                                    AUTO SERVICE CENTER


                                    By:
                                    Title:


                                    URS WEST, INC.


                                    By:
                                    Title:


                                    URS SOUTHWEST, INC.


                                    By:
                                    Title:


                                    URS MIDWEST, INC.




                                    By:
                                    Title:
                                    URS SOUTHEAST, INC.


                                    By:
                                    Title:


                                    URS NORTHEAST, INC.

                                    By:
                                    Title:


                                    URS TRANSPORT, INC.


                                    By:
                                    Title:


                                    URS OF TENNESSEE, INC.


                                    By:
                                    Title:


                                    BILL AND WAGS, INC.


                                    By:
                                    Title:


                                    E & R TOWING & GARAGE, INC.


                                    By:
                                    Title:


                                    EL PASO TOWING, INC.


                                    By:
                                    Title:


                                    ENVIRONMENTAL AUTO REMOVAL, INC.


                                    By:
                                    Title:


                                    EVANSTON RELIABLE MAINTENANCE, INC.


                                    By:
                                    Title:

                                    FAST TOWING, INC.


                                    By:
                                    Title:


                                    GARRY'S WRECKER SERVICE, INC.


                                    By:
                                    Title:


                                    NORTH SHORE RECYCLING, INC.


                                    By:
                                    Title:



                                    NORTH SHORE TOWING, INC.


                                    By:
                                    Title:


                                    ROUSE'S BODY SHOP, INC. d/b/a
                                    ROUSE'S TOWING AND HAULING


                                    By:
                                    Title:


                                    ARRI BROTHERS, INC. d/b/a
                                    A & A TOWING SERVICE


                                    By:
                                    Title:


                                    KEN LEHMAN ENTERPRISES, INC. d/b/a
                                    SOUTHSTRIP TOWING



                                    By:
                                    Title:

Accepted and Agreed to
this ________ day of
November, 1999.

BANK OF AMERICA, N.A.,
as Agent

By:
Title: